                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): April 24, 2002




                                RSA Security Inc.
               (Exact name of registrant as specified in charter)



 Delaware                            000-25120               04-2916506
(State or other juris-               (Commission             (IRS Employer
diction of incorporation)            File Number)            Identification No.)



174 Middlesex Turnpike, Bedford, Massachusetts                 01730
(Address of principal executive offices)                     (Zip Code)



Registrant's telephone number, including area code:  (781) 515-5000



                                       N/A
          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

         On April 24, 2002, RSA Security Inc. issued a press release announcing its new organizational structure. The full text of RSA Security's press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit No.       Description
-----------       -----------
  99.1            Press release, dated April 24, 2002, announcing RSA Security's new organizational structure.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 24, 2002                    RSA Security Inc.
                                        (Registrant)



                                        By: /s/John F. Kennedy
                                            ------------------------------
                                               John F. Kennedy
                                               Senior Vice President,
                                               Finance and Operations,
                                               and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------
   99.1           Press release, dated April 24, 2002, announcing RSA Security's new organizational structure.